UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Michael W. Stockton

EuroPacific Growth Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

A spirit of change creates
opportunities in Japan.

Special feature page 6

EuroPacific Growth Fund® Annual report for the year ended March 31, 2016

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	With Abenomics as a backdrop, Japanese companies seek more constructive shareholder engagement.

Contents
1	Letter to investors
4	The value of a long-term perspective
13	Summary investment portfolio
17	Financial statements
39	Board of trustees and other officers

Fellow investors:

International markets on the whole declined during the fund’s fiscal year ended March 31, 2016. The repercussions of China’s economic slowdown and falling oil prices spread across the globe. Energy and materials companies fell sharply on tepid demand and low prices for commodities. Market volatility was exacerbated by the debt crisis in Greece, a surprise devaluation of the Chinese renminbi and the impact of a stronger U.S. dollar after the U.S. Federal Reserve raised interest rates in December. In an effort to stimulate the economy, the Bank of Japan adopted negative rates on deposits. Defensive sectors, including consumer staples and utilities, generally held up better than cyclical stocks.

In this environment, EuroPacific Growth Fund fell 8.60% for the period, slightly less than the 9.19% loss posted by the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed and developing country stock markets. However, the fund modestly trailed the Lipper International Funds Average, a peer group measure, which declined 7.23%. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. As shown in the table below, the fund has outpaced both measures over longer time periods.

The market environment

European stocks fell as Greece’s sovereign debt crisis reignited, triggering investor concerns that the country would default on its debt and exit the euro zone. Fears waned somewhat as elections in September solidified the power of Greek Prime Minister Alexis Tsipras, allowing him to move forward with a bailout package. The euro zone was also pressured by a migrant crisis as refugees fleeing conflicts in the Middle East and Africa sought asylum, provoking a backlash by political parties opposed to resettlement. Europe’s economic stability could be tested further pending the outcome of Britain’s referendum in June on whether to withdraw from the European Union.

Results at a glance

For periods ended March 31, 2016, with all distributions reinvested

	Cumulative
	total return	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 4/16/84)

EuroPacific Growth Fund (Class A shares)	–8.60%	2.42%	3.59%	10.61%
MSCI ACWI (All Country World Index) ex USA[1,2]	–9.19	0.31	1.94	—
MSCI EAFE (Europe, Australasia, Far East) Index[1,3]	–8.27	2.29	1.80	8.13
Lipper International Funds Average	–7.23	1.79	1.80	8.37

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	The index did not exist prior to December 31, 1987. Results reflect dividends net of withholding taxes.
[3]	This was the fund’s primary benchmark until the fiscal year ended March 31, 2007. Results reflect dividends net of withholding taxes.

EuroPacific Growth Fund	1

The New Geography of Investing®

EuroPacific Growth Fund invests primarily in companies based in developed markets in Europe and the Pacific Basin. However, emerging markets also make up a sizable and important area of focus for the fund (27%), especially when looking at the companies in terms of where they generate revenue (41%).

Equity portion breakdown by domicile (%)

	Region	Fund
■	United States	1%
■	Canada	4
■	Europe	47
■	Japan	14
■	Asia-Pacific ex. Japan	7
■	Emerging markets	27
	Total	100%

Equity portion breakdown by revenue (%)

	Region	Fund
■	United States	18%
■	Canada	3
■	Europe	25
■	Japan	9
■	Asia-Pacific ex. Japan	4
■	Emerging markets	41
	Total	100%

Source: Capital Group (as of March 31, 2016).

Compared with the MSCI ACWI ex USA as a percent of net assets.

In March, European Central Bank President Mario Draghi further expanded stimulus measures by cutting key lending rates, some of which were already in negative territory, and increasing monthly bond purchases.

Japanese equities slid, hurt by China, one of Japan’s largest trading partners, as well as pessimism about the country’s economy. Disappointing data sparked fresh doubts about Prime Minister Shinzo Abe’s drive to boost growth and inflation. Despite ongoing monetary stimulus by the Bank of Japan, gross domestic product (GDP) growth contracted in the second and fourth quarters of 2015, hobbled by declining business investment and weak private consumption. Inflation ran well below the central bank’s target of 2%, and a strengthening yen hurt exporters.

Sluggish growth continued to hinder Chinese stocks. The People’s Bank of China took a number of steps to stimulate the economy, including cutting taxes on home purchases and lowering the reserve requirement ratio (the amount of cash banks must hold as reserves). In addition, it expanded a program that allows lenders to borrow money from the central bank using loan assets as collateral.

Emerging markets equities on the whole dropped, hurt by depressed commodity prices and weakened currencies. In Asia, stocks declined moderately in Taiwan, which suffered from a worse-than-expected decrease in exports. Even though it gained strength toward the end of 2015, Indonesia’s market dipped by double digits after growth slipped to its slowest pace in six years during the

2	EuroPacific Growth Fund

second quarter. Government reforms and economic stimulus measures helped to offset the decline in India’s stock market.

Brazil continued to struggle with recession, as the outlook for economic growth, employment and inflation continued to deteriorate. The country’s weakening fiscal position and slowing exports led Standard & Poor’s to downgrade Brazil’s sovereign debt to below investment grade in the latter half of 2015. The political drama around President Dilma Rouseff’s impeachment has added to the fiscal challenges facing the country.

Though Russia’s central bank cut interest rates a number of times over the period, low oil prices and high inflation continued to hinder the country’s economic outlook.

Inside the portfolio

With the exception of consumer staples, all economic sectors finished in negative territory. Nonetheless, select investments in information technology and health care contributed to fund returns.

Shares of Taiwan Semiconductor Manufacturing rose after the company raised its revenue guidance for the first quarter of 2016, citing more favorable exchange rate assumptions and plans to substantially increase wafer output in March, which should result in higher operating margins. E-commerce platform Tencent rallied as adoption of online services continues to grow in China. Shares of European drug company UCB posted gains during the period. In February UCB forecast an increase in revenues and profit after strong earnings on three of its newer products. However, Switzerland-based Novartis, the fund’s third-largest holding, declined as revenue fell at its Alcon eye care unit, and the stronger U.S. dollar provided a negative currency impact. Despite recent concerns about the high costs of certain drugs and concerns over policy positions from U.S. presidential candidates, we believe the long-term outlook for our pharmaceutical holdings remains intact.

Among consumer staples, the fund was helped by Associated British Foods, a diversified international food, ingredients and retail company, which is the fund’s seventh-largest holding.

Financials generally performed poorly amid fears that negative interest rates would weigh on profit margins. Prudential PLC reached a two-year low in February on concerns that regulators in China, one of the insurer’s big growth markets, would impose capital controls that could limit sales of new policies. Shares of Barclays plunged after a drop in fourth-quarter profits and news that the company would reduce its dividend in both 2016 and 2017.

Looking ahead

The outlook for the global economy remains mixed. Ongoing geopolitical concerns may contribute to market volatility. In Europe and Japan, negative interest rate policies have yet to stimulate significant improvements in growth or inflation, and demand for credit has diminished. Dependence on raw materials has exposed structural imbalances in emerging markets and highlighted the need for economic reforms. Although growth in China has decelerated, it remains positive. Valuations have become more appealing for a number of well-managed companies that we believe have strong business models and are likely to benefit from pockets of growth in the global economy. We also continue to identify promising investment opportunities in businesses that may be able to profit from technological innovations in industries such as health care and e-commerce. In addition, rising consumption in some emerging markets countries should boost profits for a number of multinational companies.

Thank you for choosing to invest in EuroPacific Growth Fund. We look forward to reporting to you again in six months’ time.

Sincerely,

Carl Kawaja
Vice Chairman of the Board
and President

May 9, 2016

For current information about the fund, visit americanfunds.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	Includes reinvested dividends of $51,074 and reinvested capital gain distributions of $73,693.
[5]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[6]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Average annual total returns based on a $1,000 investment (for periods ended March 31, 2016)*

	1 year	5 years	10 years
Class A shares	–13.84%	1.22%	2.98%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.83% for Class A shares as of the prospectus dated June 1, 2016 (unaudited).

$200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000

Year ended March 31	1985[3]	1986	1987	1988	1989	1990	1991	1992	1993	1994	1995
TOTAL VALUE											
Dividends reinvested	$69	35	118	491	316	527	656	611	538	515	715
Value at year-end	$9,941	15,357	19,813	21,422	24,569	28,742	31,359	35,033	37,728	47,638	47,974
EUPAC total return	(0.6)%	54.5	29.0	8.1	14.7	17.0	9.1	11.7	7.7	26.3	0.7

4	EuroPacific Growth Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

EuroPacific Growth Fund	5

6	EuroPacific Growth Fund

With Abenomics as a backdrop, Japanese companies seek more constructive shareholder engagement.

Japanese companies offer some of the highest quality goods and services in the world. Yet for over two decades corporate financial performance has stagnated. Now, a quiet yet powerful revolution in corporate governance focusing on profitability and returns is creating a positive backdrop for equities.

“There’s a spirit that things are changing in Japan,” notes Carl Kawaja, a San Francisco-based portfolio manager who also serves as vice chairman and president of EuroPacific Growth Fund. Despite the uncertainty of weak economic growth in Japan, select companies have become more appealing to the fund’s portfolio managers.

Changing corporate governance

Many Japanese companies became overly indebted when they took advantage of lower interest rates in the late 1980s and early 1990s and expanded globally. When the Japanese and global economies cooled, Japanese government borrowing and spending increased the burden of debt and taxation on the country. Companies responded in the ensuing decades by paying down debt and accumulating cash.

Prime Minister Shinzo Abe’s policies to revive the country’s economy, known informally as Abenomics, were introduced following the December 2012 Japanese elections. The most immediate goals of his “three arrows” policies were to increase domestic demand, boost gross domestic product (GDP) growth and raise inflation. The first and second arrows involve economic stimulus measures and changes in monetary policy, which included the introduction of negative interest rates in January. The third arrow calls for long-term structural reforms. Key among these reforms was the introduction of a new corporate governance code in 2015.

Los Angeles-based portfolio manager Mark Denning acknowledges, “I’ve been among the most bearish people on Japan for a long time. While in the past Japanese stocks seemed cheap, companies weren’t really making much money. What’s changed with Abenomics is the focus on profitability and returns.”

This new focus on returns to shareholders is taking the form of increased dividends and stock buybacks. “There have been several notable events in Japan with companies announcing meaningfully higher dividends,” observes New York-based portfolio manager Andrew Suzman.

To promote Japanese companies, the JPX-Nikkei Index 400 was introduced in 2013 to encourage continued improvement in corporate value by including stocks that met certain requirements, such as investor-focused

EuroPacific Growth Fund	7

management, in order to revitalize the market. Companies left out of the new index responded by making changes to increase their appeal.

Mark adds, “There are many examples, particularly companies that have been through a hard time, that have had to resort to doing things differently. The focus on returns has shamed many companies into taking action.”

A major management shake-up recently occurred at a company that is among the fund’s holdings. In April the board of Seven & I Holdings, which franchises 7-Eleven convenience stores in Japan and the U.S., responded to pressure from an activist U.S. hedge fund and rejected a proposed succession plan from the CEO, leading him to resign.

“The board’s decision was a highly symbolic event regarding corporate governance,” according to Los Angeles-based analyst Kohei Higashi. It represents a significant change in that management has traditionally enjoyed support from board members regardless of whether or not its decisions were in the best interests of shareholders. “The new management team will likely be more receptive to its shareholders’ perspective,” notes Kohei.

Abenomics is putting money to work in support of corporate governance change through pension reform. In October 2014, the country’s Government Pension Investment Fund announced plans to cut its holdings of government bonds and double its investment in Japanese stocks from 12% of the $1.14 trillion portfolio to 25%.

Abe may also foster longer term social change within Japan by

Spike in tourism for the island nation

Tourism is expected to boost Japan’s GDP growth rate in 2016. The government recently loosened visa restrictions for those wishing to travel to Japan. Currently, tourists spend about ¥3.8 trillion a year on hotels, shopping and other travel-related expenses. Prime Minister Abe has made tourism a key part of his economic program, and the government recently doubled its target of annual visitors to 40 million by 2020 when Tokyo hosts the Olympics.

The flood of new tourists is driving an increase in retail purchases. Opportunities are emerging for select companies which are held in the fund, such as cosmetics maker Shiseido and personal care products manufacturer Kao, which should benefit as this trend continues.

Source: Thomson Reuters Datastream.

8	EuroPacific Growth Fund

“There’s a spirit that things are changing in Japan. Despite the uncertainty of weak economic growth … select companies have become more appealing to the fund’s portfolio managers.” — Carl Kawaja advocating for “womenomics.” The policy supports increasing the number of women in the workforce to 30% by 2020 and requests that every Japanese-listed company appoint at least one female director to its board.

Adapting to necessity

“The real question for Japan is whether quantitative easing and better corporate governance can really provide a meaningful tailwind to the economy,” Andrew reflects. “Frankly the jury is still out. I still think it’s very much a stay-the-course moment. Valuations are low and many companies are interested in genuine change.”

Fund holding Nintendo is an example of a company changing the way it does business. The company is widely recognized as a pioneer in the development of video games for its proprietary console machines, which include memorable franchises such as Super Mario Bros. and The Legend of Zelda. However, Nintendo’s reluctance to make its games available on smart devices caused its shares to fall out of favor.

“I believed there would be a lot of potential upside for the company if it ever decided to leverage its game franchises on other platforms,” says Hong Kong-based analyst Sugi Widjaja. In 2015, Nintendo embraced the shift to online gaming, which had already surpassed console gaming in popularity, and plans to release games on smart devices.

Nintendo also has over ¥1 trillion yen in cash, which represents roughly

The importance of China trade

China is Japan’s largest trading partner. As such, the country’s financial turmoil has been a drag on Japan’s economy. Weak demand for commodity-based products such as steel and chemicals from China has hurt the pricing of Japanese exports. Even though the Bank of Japan has taken a number of monetary stimulus measures, including adopting a negative interest rate, it will be difficult for the country to mount a sustained recovery without some stabilization in China.

China’s shift from a manufacturing to a consumer-driven economy has curbed the need for Japanese industrial products. However that shift has helped boost sales of certain Japanese consumer products greatly desired by the Chinese for their perceived quality. For some of Japan’s consumer companies, China is seen as a growth market because their products sell at premium prices compared to those sold domestically.

This price difference has made Japan a popular destination for the Chinese. Despite China’s economic slowdown and a rising yen, the largest influx of tourism to Japan continues to be from China. Spending by overseas visitors could more than double to ¥8 trillion by 2020.

EuroPacific Growth Fund	9

half the company’s stock price. This provides ample opportunity for buybacks, which we believe management would consider if its smartphone initiatives prove to be successful.

In contrast, Sony Corporation, despite being one of the world’s most successful consumer electronics and entertainment companies, struggled for more than a decade due to poor management under two previous CEOs. “Sony had been a serial underperformer for a long time because, in our opinion, it had not been focused on profitability,” states Mark. “But it has wonderful technology and new signs of life.”

The company’s fundamentals have been improving steadily since the arrival of a new CEO in 2012 and a new CFO in 2014. Sony has the potential to increase its profitability and valuation on strong growth in its console and online game platforms.

Certain industries are also changing the way they operate. In Japan’s domestic telecom market, the three heavyweights — SoftBank, KDDI and NTT DoCoMo — have improved corporate governance by focusing on investment return. After years of fighting for each other’s subscribers, they are working to maintain their subscriber bases.

“All the operators are looking to make money and do well by shareholders. That’s a big adjustment if you look back a few years,” says Matt Wolf, a Hong Kong-based analyst on the fund.

A decline in near-term spending on high-speed 4G networks has made it possible for CEOs to implement shareholder-friendly policies. KDDI

10	EuroPacific Growth Fund

“There are many examples, particularly companies that have been through a hard time, that have had to resort to doing things differently. The focus on returns has shamed many companies into taking action.” — Mark Denning and SoftBank have both announced buybacks. KDDI, which was less focused on profit growth or improving returns under its former CEO, has the potential to raise its current dividend payouts near term.

Opening to the world

In recent years Japan has opened its doors to tourists in unprecedented ways. In January 2015, Japan’s Ministry of Foreign Affairs further liberalized visa policies, resulting in a flood of new visitors and an increase in retail purchases. Inbound tourism is arguably the most successful growth strategy so far under Abenomics.

To capitalize on its success, the government will implement a wide range of policies, including opening more attractions to the public such as the Kyoto Imperial Palace and Bank of Japan, creating national parks and deregulating the tourism industry to encourage development. In addition, the government will expand overseas promotion in targeted markets such as the U.S., the European Union and Australia; further relax visa requirements for China, the Philippines, Vietnam, India and Russia; and improve infrastructure to make Japan more “tourist friendly.”

Opportunities are also emerging in retailing. The liberalization of visa policies with China in 2015 led to a surge in visitors with tremendous buying power. Although China’s economic slowdown and a rising yen may limit tourism’s contribution to economic growth in 2016, the longer term trend should continue through 2020 when Tokyo hosts the summer Olympics.

Tourism from China is boosting sales for some Japanese household and personal care companies, whose products are considered to be of higher quality than Chinese brands. In recent years, the rapid depreciation of the yen has caused the overseas price for many items to be significantly higher. As a result, Chinese tourists will often buy in bulk.

Among Japanese companies, personal care and household products manufacturer Kao was one of the first to recognize the importance of focusing on shareholder returns. The company has repurchased approximately 30% of outstanding shares since 1999 and has grown cash dividends for 26 years in a row.

Skin care and cosmetics maker Shiseido struggled for decades through years of mismanagement, leaving it with one of the lowest profit margins in the industry. In 2014, Shiseido named its first CEO from outside the company, who has put a strategy in place to improve product innovation and marketing. According to analyst Jacklyn Oh, “The turnaround will take time and there will be challenges along the way, but I believe this is Shiseido’s best plan in years.”

While the average amount of money spent per visitor is declining in Japan, tourists still like to purchase premium brands at department stores and less expensive items like cosmetics. The turnaround at Shiseido, which is held by the fund, could be buoyed if demand among Chinese tourists remains strong.

Meeting challenges

While progress is being made under Abenomics, Japan’s economy still faces headwinds. However, the fund’s managers continue to find investment opportunities among companies with solid corporate governance and a strong regard for shareholders.

Carl observes, “It is an unusual time as Japan experiments with a negative interest rate policy, which is something that many of us never imagined would come to pass. Nonetheless, I am inclined to own high-quality Japanese companies that pay dividends and are growing their dividends over time.” ■

EuroPacific Growth Fund	11

Tapping global potential

The table above compares total returns for the MSCI USA Index (shown in green) and the MSCI ACWI (All Country World Index) ex USA (shown in blue) over the past 25 calendar years.

Results for the MSCI USA Index reflect dividends gross of withholding taxes. Results for the MSCI ACWI (All Country World Index) ex USA reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

MSCI USA Index	MSCI ACWI (All Country World Index) ex USA

A world of opportunity

With many of the world’s investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 11 of the past 25 calendar years. Diversifying across U.S. and non-U.S. stock markets can also help investors mitigate fluctuations in the value of their investments.

Active management

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research experience of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

12	EuroPacific Growth Fund

Summary investment portfolio March 31, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	18.40%
United Kingdom	12.26
Japan	12.15
India	7.13
China	6.79
Hong Kong	5.62
Denmark	4.83
Switzerland	4.59
Canada	3.14
Other countries	12.89
Short-term securities & other assets less liabilities	12.20

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, and Spain.

Common stocks 87.23%	Shares	Value (000)
Financials 16.32%
HDFC Bank Ltd.[1]	98,038,464	$1,856,563
HDFC Bank Ltd. (ADR)	8,898,800	548,433
Prudential PLC	106,420,984	1,988,541
AIA Group Ltd.	337,574,600	1,912,561
Barclays PLC	699,672,948	1,507,358
Housing Development Finance Corp. Ltd.	67,019,404	1,118,904
Fairfax Financial Holdings Ltd.	873,091	488,931
Fairfax Financial Holdings Ltd. (CAD denominated)	802,378	449,189
Kotak Mahindra Bank Ltd.	90,708,514	932,323
Cheung Kong Property Holdings Ltd.	114,710,368	738,626
Société Générale	18,380,372	679,320
ORIX Corp.	41,501,700	592,039
AXA SA	21,120,241	497,237
Other securities		6,524,259
		19,834,284

Information technology 13.46%
Taiwan Semiconductor Manufacturing Co., Ltd.	354,750,649	1,785,658
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,962,723	156,223
Baidu, Inc., Class A (ADR)[2]	10,132,265	1,934,047
Alibaba Group Holding Ltd. (ADR)[2]	23,348,032	1,845,195
Nintendo Co., Ltd.[3]	11,325,300	1,610,065
Tencent Holdings Ltd.	74,270,800	1,516,561
ASML Holding NV	13,226,411	1,343,694
Murata Manufacturing Co., Ltd.	8,796,326	1,060,608
Naver Corp.[3]	1,670,228	930,339
Infineon Technologies AG	52,368,143	745,169
ARM Holdings PLC	44,151,700	643,007
Other securities		2,795,957
		16,366,523

Consumer discretionary 13.05%
Altice NV, Class A2,3	42,421,231	755,926
Toyota Motor Corp.	19,345,800	1,023,113
Sony Corp.	36,864,000	947,599
Naspers Ltd., Class N	6,732,132	939,797
Ctrip.com International, Ltd. (ADR)[2]	18,068,000	799,690
Paddy Power Betfair PLC[3]	4,436,476	618,917
adidas AG	5,189,929	608,279
Industria de Diseño Textil, SA	15,554,000	523,268
Other securities		9,650,130
		15,866,719

EuroPacific Growth Fund	13

Common stocks (continued)	Shares	Value (000)
Health care 11.06%
Novo Nordisk A/S, Class B	96,247,991	$5,220,628
Novartis AG	32,741,832	2,373,361
Bayer AG	11,408,566	1,341,021
UCB SA3	12,642,824	967,333
Sysmex Corp.[3]	11,336,974	709,159
Other securities		2,831,625
		13,443,127

Industrials 8.36%
Airbus Group SE, non-registered shares	19,781,000	1,313,389
International Consolidated Airlines Group, SA (CDI)[3]	156,533,816	1,244,388
Ryanair Holdings PLC (ADR)	9,372,994	804,390
Rolls-Royce Holdings PLC[2]	54,993,000	538,669
Other securities		6,258,664
		10,159,500

Consumer staples 7.82%
Associated British Foods PLC[3]	40,015,838	1,924,762
British American Tobacco PLC	28,990,999	1,703,007
Nestlé SA	12,703,799	949,267
Pernod Ricard SA	7,516,213	838,164
Kao Corp.	13,562,800	723,422
Seven & i Holdings Co., Ltd.	14,788,700	629,681
Alimentation Couche-Tard Inc., Class B	14,144,700	629,500
Other securities		2,114,562
		9,512,365

Materials 3.81%
Chr. Hansen Holding A/S3	8,743,000	586,917
HeidelbergCement AG	6,278,510	537,609
ArcelorMittal	116,251,197	525,822
Other securities		2,975,460
		4,625,808

Energy 3.58%
Reliance Industries Ltd.	48,470,015	765,010
Enbridge Inc. (CAD denominated)	15,132,902	589,120
Schlumberger Ltd.	7,748,000	571,415
Other securities		2,432,417
		4,357,962

Telecommunication services 2.95%
SoftBank Group Corp.	27,677,906	1,319,647
China Mobile Ltd.	70,960,500	790,803
Other securities		1,472,778
		3,583,228

Utilities 2.46%
Enel SPA	129,350,000	573,736
Cheung Kong Infrastructure Holdings Ltd.	56,889,000	556,251
Other securities		1,862,845
		2,992,832

Miscellaneous 4.36%
Other common stocks in initial period of acquisition		5,300,759

Total common stocks (cost: $83,250,198,000)		106,043,107

Bonds, notes & other debt instruments 0.57%	Principal amount (000)
Other 0.57%
U.S. Treasury 0.50%–1.75% 2016[4]	$449,000	449,958
Other securities		247,036
		696,994

Total bonds, notes & other debt instruments (cost: $691,029,000)		696,994

14	EuroPacific Growth Fund

Short-term securities 12.06%	Principal amount (000)	Value (000)
Fannie Mae 0.22%–0.60% due 4/6/2016–1/3/2017	$675,000	$674,168
Federal Home Loan Bank 0.19%–0.62% due 4/1/2016–1/26/2017	5,399,777	5,396,770
Freddie Mac 0.36%–0.60% due 4/13/2016–1/5/2017	1,254,900	1,253,706
U.S. Treasury Bills 0.32%–0.55% due 5/19/2016–9/1/2016	924,200	923,395
Other securities		6,406,434

Total short-term securities (cost: $14,651,003,000)		14,654,473
Total investment securities 99.86% (cost: $98,592,230,000)		121,394,574
Other assets less liabilities 0.14%		169,755

Net assets 100.00%		$121,564,329

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $4,427,561,000, which represented 3.64% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $3,201,896,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 3/31/2016 (000)
Sales:
Australian dollars	5/27/2016	UBS AG	$14,913	A$19,650	$ (109)
British pounds	4/5/2016	Barclays Bank PLC	$198,640	£142,700	(6,316)
British pounds	4/7/2016	JPMorgan Chase	$215,280	£153,467	(5,142)
British pounds	4/11/2016	UBS AG	$222,348	£160,279	(7,860)
British pounds	4/13/2016	JPMorgan Chase	$85,795	£59,000	1,053
British pounds	4/13/2016	Citibank	$577,321	£407,659	(8,203)
British pounds	4/18/2016	Bank of America, N.A.	$242,973	£171,695	(3,637)
British pounds	4/18/2016	UBS AG	$308,511	£217,850	(4,394)
Euros	4/8/2016	HSBC Bank	$89,479	€82,974	(4,960)
Euros	4/13/2016	Bank of America, N.A.	$103,012	€94,400	(4,448)
Euros	4/15/2016	HSBC Bank	$44,606	€41,021	(2,093)
Euros	4/25/2016	Bank of America, N.A.	$85,508	€77,108	(2,299)
Euros	6/8/2016	JPMorgan Chase	$121,960	€110,600	(4,166)
Japanese yen	4/13/2016	JPMorgan Chase	$43,221	¥4,900,000	(336)
Japanese yen	4/14/2016	Barclays Bank PLC	$515,818	¥58,183,000	(1,397)
Japanese yen	4/18/2016	Bank of America, N.A.	$22,809	¥2,594,900	(261)
Japanese yen	4/18/2016	Bank of America, N.A.	$105,668	¥12,025,000	(1,240)
Japanese yen	4/28/2016	JPMorgan Chase	$5,858	¥664,700	(53)
Thai baht	5/9/2016	JPMorgan Chase	$28,297	THB1,008,430	(341)
					$(56,202)

EuroPacific Growth Fund	15

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended March 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 3/31/2016 (000)
Associated British Foods PLC	39,095,838	1,075,000	155,000	40,015,838	$21,092	$1,924,762
Nintendo Co., Ltd.	11,332,600	48,700	56,000	11,325,300	19,572	1,610,065
International Consolidated Airlines Group, SA (CDI)	163,039,440	—	6,505,624	156,533,816	17,021	1,244,388
Altice NV, Class A2	—	56,596,690	14,175,459	42,421,231	—	755,926
Altice NV, Class B2	—	17,996,030	1,654,494	16,341,536	—	294,452
UCB SA	12,642,824	—	—	12,642,824	15,024	967,333
Naver Corp.	1,364,606	541,912	236,290	1,670,228	1,793	930,339
Sysmex Corp.	9,022,200	2,814,774	500,000	11,336,974	4,252	709,159
Paddy Power Betfair PLC[5]	3,204,000	2,245,580	1,013,104	4,436,476	33,745	618,917
Chr. Hansen Holding A/S	8,743,000	—	—	8,743,000	14,357	586,917
Babcock International Group PLC	22,104,478	10,655,000	—	32,759,478	11,450	446,747
Tech Mahindra Ltd.	38,972,568	22,859,148	—	61,831,716	5,163	443,459
Barratt Developments PLC	58,322,000	1,040,000	5,917,533	53,444,467	20,767	430,238
Tourmaline Oil Corp.[2]	9,908,200	4,508,800	—	14,417,000	—	305,268
Kroton Educacional SA, ordinary nominative	63,262,000	21,647,100	—	84,909,100	5,044	271,093
Indiabulls Housing Finance Ltd.	—	26,207,577	—	26,207,577	10,621	257,198
B&M European Value Retail SA6	39,952,644	23,471,887	—	63,424,531	3,320	241,762
First Quantum Minerals Ltd.	12,941,001	25,129,000	—	38,070,001	1,241	200,499
Tullow Oil PLC[2,6]	19,052,000	40,093,000	—	59,145,000	—	167,261
Global Brands Group Holding Ltd.[2]	543,368,100	—	—	543,368,100	—	65,843
Air France-KLM[2,7]	20,573,795	—	11,340,000	9,233,795	—	—
Altice SA2,7	14,212,741	—	14,212,741	—	—	—
ASOS PLC[2,7]	4,097,900	1,173,705	1,737,000	3,534,605	—	—
China Resources Gas Group Ltd.[7]	118,420,000	3,000,000	94,920,000	26,500,000	4,440	—
Ctrip.com International, Ltd. (ADR)[2,7]	9,034,000	9,034,000	—	18,068,000	—	—
ENN Energy Holdings Ltd.[7]	55,318,000	—	2,283,000	53,035,000	5,676	—
Fairfax Financial Holdings Ltd. (CAD denominated)[7]	781,878	20,500	—	802,378	7,819	—
Fairfax Financial Holdings Ltd.[7]	868,291	4,800	—	873,091	8,683	—
Gemalto NV7	4,804,745	309,000	3,327,065	1,786,680	2,222	—
Infineon Technologies AG7	56,918,948	1,045,301	5,596,106	52,368,143	11,389	—
Murata Manufacturing Co., Ltd.[7]	12,427,300	—	3,630,974	8,796,326	17,731	—
Power Grid Corp. of India Ltd.[7]	296,023,422	—	94,536,880	201,486,542	7,191	—
Yandex NV, Class A2,7	12,349,600	5,915,000	5,552,400	12,712,200	—	—
					$249,613	$12,471,626

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,077,477,000, which represented 1.71% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $50,423,000, which represented .04% of the net assets of the fund.
[5]	This security changed its name during the reporting period.
[6]	This security was an unaffiliated issuer in its initial period of acquisition at 3/31/2015; it was not publicly disclosed.
[7]	Unaffiliated issuer at 3/31/2016.

Key to abbreviations and symbols

ADR = American Depositary Receipts
CDI = CREST Depository Interest

A$ = Australian dollars

CAD = Canadian dollars

€ = Euros

£ = British pounds

¥ = Japanese yen

THB = Thai baht

See Notes to Financial Statements

16	EuroPacific Growth Fund

Financial statements

Statement of assets and liabilities
at March 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $87,925,775)	$108,922,948
Affiliated issuers (cost: $10,666,455)	12,471,626	$121,394,574
Cash denominated in currencies other than U.S. dollars (cost: $7,819)		7,917
Cash		153,081
Unrealized appreciation on open forward currency contracts		1,053
Receivables for:
Sales of investments	99,126
Sales of fund’s shares	392,524
Dividends and interest	443,939
Other	3,888	939,477
		122,496,102
Liabilities:
Unrealized depreciation on open forward currency contracts		57,255
Payables for:
Purchases of investments	245,024
Repurchases of fund’s shares	334,550
Closed forward currency contracts	1,020
Investment advisory services	42,431
Services provided by related parties	18,897
Trustees’ deferred compensation	3,475
Other	229,121	874,518
Net assets at March 31, 2016		$121,564,329

Net assets consist of:
Capital paid in on shares of beneficial interest		$100,568,709
Distributions in excess of net investment income		(830,295)
Accumulated net realized loss		(858,004)
Net unrealized appreciation		22,683,919
Net assets at March 31, 2016		$121,564,329

See Notes to Financial Statements

EuroPacific Growth Fund	17

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,756,417 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$26,555,630	599,670		$44.28
Class B	55,040	1,237		44.52
Class C	1,474,298	34,086		43.25
Class F-1	4,281,484	97,136		44.08
Class F-2	19,386,525	438,687		44.19
Class 529-A	1,102,757	25,165		43.82
Class 529-B	7,703	176		43.78
Class 529-C	334,597	7,800		42.90
Class 529-E	56,595	1,303		43.45
Class 529-F-1	89,864	2,052		43.81
Class R-1	248,389	5,819		42.69
Class R-2	799,651	18,592		43.01
Class R-2E	8,556	195		43.79
Class R-3	5,028,748	115,860		43.40
Class R-4	11,310,019	260,330		43.45
Class R-5E	9	—	*	44.14
Class R-5	9,285,147	209,966		44.22
Class R-6	41,539,317	938,343		44.27

*Amount less than one thousand.

See Notes to Financial Statements

18	EuroPacific Growth Fund

Statement of operations
for the year ended March 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $130,436; also includes $249,613 from affiliates)	$2,153,955
Interest	59,370	$2,213,325
Fees and expenses*:
Investment advisory services	525,863
Distribution services	178,095
Transfer agent services	97,902
Administrative services	51,127
Reports to shareholders	4,042
Registration statement and prospectus	2,341
Trustees’ compensation	45
Auditing and legal	5,249
Custodian	23,395
Other	1,820	889,879
Net investment income		1,323,446

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $12,264; also includes $896 net loss from affiliates)	1,927,879
Forward currency contracts	94,509
Currency transactions	(33,180)	1,989,208
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $66,186)	(14,370,425)
Forward currency contracts	(62,953)
Currency translations	17,742	(14,415,636)
Net realized gain and unrealized depreciation		(12,426,428)

Net decrease in net assets resulting from operations		$(11,102,982)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended March 31
	2016	2015
Operations:
Net investment income	$1,323,446	$1,227,479
Net realized gain	1,989,208	6,475,627
Net unrealized depreciation	(14,415,636)	(4,496,764)
Net (decrease) increase in net assets resulting from operations	(11,102,982)	3,206,342

Dividends and distributions paid to shareholders:
Dividends from net investment income	(2,285,811)	(1,802,210)
Distributions from net realized gain on investments	(1,564,325)	—
Total dividends and distributions paid to shareholders	(3,850,136)	(1,802,210)

Net capital share transactions	8,007,359	2,917,122

Total (decrease) increase in net assets	(6,945,759)	4,321,254

Net assets:
Beginning of year	128,510,088	124,188,834
End of year (including distributions in excess of and undistributed net investment income: $(830,295) and $164,877, respectively)	$121,564,329	$128,510,088

See Notes to Financial Statements

EuroPacific Growth Fund	19

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its

20	EuroPacific Growth Fund

payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

EuroPacific Growth Fund	21

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2016 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$17,976,676	$1,856,563	$1,045	$19,834,284
Information technology	16,366,523	—	—	16,366,523
Consumer discretionary	15,866,719	—	—	15,866,719
Health care	13,443,127	—	—	13,443,127
Industrials	10,159,500	—	—	10,159,500
Consumer staples	9,512,365	—	—	9,512,365
Materials	4,405,939	219,869	—	4,625,808
Energy	4,357,962	—	—	4,357,962
Telecommunication services	3,583,228	—	—	3,583,228
Utilities	2,992,832	—	—	2,992,832
Miscellaneous	5,300,759	—	—	5,300,759
Bonds, notes & other debt instruments	—	696,994	—	696,994
Short-term securities	—	14,654,473	—	14,654,473
Total	$103,965,630	$17,427,899	$1,045	$121,394,574

22	EuroPacific Growth Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,053	$—	$1,053
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(57,255)	—	(57,255)
Total	$—	$(56,202)	$—	$(56,202)

*	Securities with a value of $78,354,120,000, which represented 64.45% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

EuroPacific Growth Fund	23

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, March 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1,053	Unrealized depreciation on open forward currency contracts	$57,255
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	1,020
			$1,053		$58,275

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$94,509	Net unrealized depreciation on forward currency contracts	$(62,953)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

24	EuroPacific Growth Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2016 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
JPMorgan Chase	$1,053	$(1,053)	$—	$—	$—
Total	$1,053	$(1,053)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$12,690	$—	$(11,136)	$—	$1,554
Barclays Bank PLC	7,713	—	(7,162)	—	551
Citibank	8,203	—	(4,172)	—	4,031
HSBC Bank	7,053	—	(6,027)	—	1,026
JPMorgan Chase	10,099	(1,053)	(8,152)	—	894
UBS AG	12,517	—	(12,517)	—	—
Total	$58,275	$(1,053)	$(49,166)	$—	$8,056

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2016, the fund reclassified $170,923,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $138,116,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

EuroPacific Growth Fund	25

As of March 31, 2016, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$212,258
Post-October capital loss deferral*	(680,760)
Gross unrealized appreciation on investment securities	28,985,545
Gross unrealized depreciation on investment securities	(7,454,758)
Net unrealized appreciation on investment securities	21,530,787
Cost of investment securities	99,863,787

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended March 31, 2016						Year ended March 31, 2015
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends paid
Class A	$476,583		$353,688		$830,271		$401,070	$—	$401,070
Class B	311		965		1,276		409	—	409
Class C	14,682		20,999		35,681		9,565	—	9,565
Class F-1	97,026		74,104		171,130		80,946	—	80,946
Class F-2	349,600		223,280		572,880		246,323	—	246,323
Class 529-A	18,872		14,436		33,308		15,092	—	15,092
Class 529-B	30		137		167		37	—	37
Class 529-C	3,097		4,543		7,640		1,947	—	1,947
Class 529-E	844		758		1,602		646	—	646
Class 529-F-1	1,742		1,172		2,914		1,394	—	1,394
Class R-1	2,483		3,400		5,883		1,693	—	1,693
Class R-2	8,321		11,211		19,532		5,619	—	5,619
Class R-2E1	39		25		64		3	—	3
Class R-3	77,953		71,594		149,547		67,452	—	67,452
Class R-4	202,890		151,238		354,128		182,048	—	182,048
Class R-5E2	—	[3]	—	[3]	—	[3]
Class R-5	199,549		125,010		324,559		180,948	—	180,948
Class R-6	831,789		507,765		1,339,554		607,018	—	607,018
Total	$2,285,811		$1,564,325		$3,850,136		$1,802,210	$—	$1,802,210

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.394% on such assets in excess of $144 billion. For the year ended March 31, 2016, the investment advisory services fee was $525,863,000, which was equivalent to an annualized rate of 0.419% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net

26	EuroPacific Growth Fund

assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

EuroPacific Growth Fund	27

For the year ended March 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$68,891	$40,848		$2,901		Not applicable
Class B	944	122		Not applicable		Not applicable
Class C	16,819	2,106		844		Not applicable
Class F-1	15,551	7,121		3,110		Not applicable
Class F-2	Not applicable	17,196		8,626		Not applicable
Class 529-A	2,450	1,191		580		$1,026
Class 529-B	130	17		7		12
Class 529-C	3,528	395		178		316
Class 529-E	297	37		30		53
Class 529-F-1	—	97		47		83
Class R-1	2,694	300		135		Not applicable
Class R-2	6,676	3,023		449		Not applicable
Class R-2E	12	2		1		Not applicable
Class R-3	29,117	8,238		2,922		Not applicable
Class R-4	30,986	12,217		6,197		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	4,859		5,223		Not applicable
Class R-6	Not applicable	133		19,877		Not applicable
Total class-specific expenses	$178,095	$97,902		$51,127		$1,490

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $45,000 in the fund’s statement of operations reflects $406,000 in current fees (either paid in cash or deferred) and a net decrease of $361,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

28	EuroPacific Growth Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of					Net (decrease)
	Sales[1]			dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2016

Class A	$3,109,012	64,919		$812,252	17,742		$(4,689,457)	(99,546)	$(768,193)	(16,885)
Class B	1,776	36		1,266	28		(78,273)	(1,644)	(75,231)	(1,580)
Class C	280,589	5,938		34,945	780		(437,478)	(9,611)	(121,944)	(2,893)
Class F-1	1,612,998	34,041		167,438	3,675		(3,464,918)	(76,949)	(1,684,482)	(39,233)
Class F-2	7,993,824	174,774		524,052	11,479		(3,413,868)	(74,181)	5,104,008	112,072
Class 529-A	131,219	2,792		33,303	735		(128,660)	(2,758)	35,862	769
Class 529-B	245	5		167	4		(9,997)	(215)	(9,585)	(206)
Class 529-C	40,841	887		7,637	172		(45,416)	(997)	3,062	62
Class 529-E	6,801	146		1,602	36		(6,754)	(147)	1,649	35
Class 529-F-1	18,283	390		2,912	64		(16,351)	(355)	4,844	99
Class R-1	45,219	986		5,881	133		(55,721)	(1,226)	(4,621)	(107)
Class R-2	194,550	4,231		19,507	438		(281,822)	(6,180)	(67,765)	(1,511)
Class R-2E	8,712	203		64	1		(564)	(13)	8,212	191
Class R-3	1,138,522	24,407		149,414	3,328		(2,047,190)	(44,348)	(759,254)	(16,613)
Class R-4	2,526,075	54,556		354,078	7,884		(3,602,662)	(77,428)	(722,509)	(14,988)
Class R-5E2	10	—	[3]	—	—		—	—	10	— [3]
Class R-5	2,140,246	45,144		323,974	7,094		(3,370,197)	(71,320)	(905,977)	(19,082)
Class R-6	12,673,472	268,774		1,332,172	29,138		(6,036,371)	(127,985)	7,969,273	169,927
Total net increase (decrease)	$31,922,394	682,229		$3,770,664	82,731		$(27,685,699)	(594,903)	$8,007,359	170,057

Year ended March 31, 2015

Class A	$2,878,795	58,692		$390,609	8,206		$(5,119,031)	(104,430)	$(1,849,627)	(37,532)
Class B	2,355	48		404	9		(115,899)	(2,385)	(113,140)	(2,328)
Class C	239,576	4,999		9,315	200		(452,548)	(9,501)	(203,657)	(4,302)
Class F-1	1,844,494	37,775		79,160	1,671		(4,679,083)	(95,040)	(2,755,429)	(55,594)
Class F-2	7,562,802	153,188		219,125	4,614		(2,373,712)	(48,427)	5,408,215	109,375
Class 529-A	125,527	2,587		15,087	320		(135,291)	(2,790)	5,323	117
Class 529-B	494	10		37	1		(12,918)	(271)	(12,387)	(260)
Class 529-C	39,380	830		1,946	42		(48,867)	(1,030)	(7,541)	(158)
Class 529-E	6,362	132		645	14		(8,310)	(173)	(1,303)	(27)
Class 529-F-1	17,412	359		1,394	29		(13,622)	(282)	5,184	106
Class R-1	46,638	987		1,693	37		(64,304)	(1,366)	(15,973)	(342)
Class R-2	199,470	4,191		5,612	121		(319,423)	(6,713)	(114,341)	(2,401)
Class R-2E4	206	4		3	—	[3]	(9)	— [3]	200	4
Class R-3	1,363,609	28,339		67,413	1,443		(2,233,391)	(46,473)	(802,369)	(16,691)
Class R-4	3,122,477	64,944		181,977	3,894		(4,357,631)	(90,440)	(1,053,177)	(21,602)
Class R-5	2,383,491	48,632		180,529	3,800		(3,485,329)	(70,679)	(921,309)	(18,247)
Class R-6	10,233,780	208,078		605,212	12,725		(5,490,539)	(112,038)	5,348,453	108,765
Total net increase (decrease)	$30,066,868	613,795		$1,760,161	37,126		$(28,909,907)	(592,038)	$2,917,122	58,883

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $37,639,343,000 and $32,746,878,000, respectively, during the year ended March 31, 2016.

EuroPacific Growth Fund	29

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Year ended 3/31/2016	$49.91	$.44	$(4.68)	$(4.24)	$(.80)	$(.59)	$(1.39)	$44.28	(8.60)%	$26,556	.83%	.92%
Year ended 3/31/2015	49.37	.43	.76	1.19	(.65)	—	(.65)	49.91	2.48	30,770	.83	.88
Year ended 3/31/2014	42.38	.69	6.75	7.44	(.45)	—	(.45)	49.37	17.57	32,295	.84	1.50
Year ended 3/31/2013	39.47	.58	3.02	3.60	(.69)	—	(.69)	42.38	9.19	29,939	.86	1.48
Year ended 3/31/2012	42.81	.65	(3.40)	(2.75)	(.59)	—	(.59)	39.47	(6.25)	31,443	.84	1.65
Class B:
Year ended 3/31/2016	49.89	.08	(4.67)	(4.59)	(.19)	(.59)	(.78)	44.52	(9.28)	55	1.57	.17
Year ended 3/31/2015	49.17	.09	.75	.84	(.12)	—	(.12)	49.89	1.73	141	1.56	.19
Year ended 3/31/2014	42.16	.33	6.71	7.04	(.03)	—	(.03)	49.17	16.70	253	1.58	.73
Year ended 3/31/2013	39.20	.32	2.96	3.28	(.32)	—	(.32)	42.16	8.39	330	1.59	.81
Year ended 3/31/2012	42.39	.37	(3.34)	(2.97)	(.22)	—	(.22)	39.20	(6.95)	464	1.58	.96
Class C:
Year ended 3/31/2016	48.75	.06	(4.56)	(4.50)	(.41)	(.59)	(1.00)	43.25	(9.30)	1,474	1.62	.13
Year ended 3/31/2015	48.22	.05	.73	.78	(.25)	—	(.25)	48.75	1.65	1,803	1.61	.11
Year ended 3/31/2014	41.41	.32	6.59	6.91	(.10)	—	(.10)	48.22	16.69	1,990	1.62	.72
Year ended 3/31/2013	38.57	.28	2.92	3.20	(.36)	—	(.36)	41.41	8.34	1,896	1.63	.73
Year ended 3/31/2012	41.76	.34	(3.28)	(2.94)	(.25)	—	(.25)	38.57	(6.97)	2,111	1.62	.89
Class F-1:
Year ended 3/31/2016	49.67	.41	(4.64)	(4.23)	(.77)	(.59)	(1.36)	44.08	(8.60)	4,281	.86	.86
Year ended 3/31/2015	49.10	.45	.71	1.16	(.59)	—	(.59)	49.67	2.43	6,773	.86	.93
Year ended 3/31/2014	42.15	.67	6.72	7.39	(.44)	—	(.44)	49.10	17.55	9,425	.87	1.47
Year ended 3/31/2013	39.27	.57	3.01	3.58	(.70)	—	(.70)	42.15	9.19	8,288	.85	1.45
Year ended 3/31/2012	42.59	.63	(3.37)	(2.74)	(.58)	—	(.58)	39.27	(6.25)	7,399	.86	1.62
Class F-2:
Year ended 3/31/2016	49.82	.56	(4.68)	(4.12)	(.92)	(.59)	(1.51)	44.19	(8.36)	19,386	.60	1.18
Year ended 3/31/2015	49.32	.53	.76	1.29	(.79)	—	(.79)	49.82	2.69	16,273	.59	1.06
Year ended 3/31/2014	42.33	.82	6.74	7.56	(.57)	—	(.57)	49.32	17.90	10,714	.59	1.78
Year ended 3/31/2013	39.44	.66	3.05	3.71	(.82)	—	(.82)	42.33	9.47	7,828	.59	1.67
Year ended 3/31/2012	42.80	.73	(3.39)	(2.66)	(.70)	—	(.70)	39.44	(6.02)	5,958	.58	1.86
Class 529-A:
Year ended 3/31/2016	49.41	.40	(4.63)	(4.23)	(.77)	(.59)	(1.36)	43.82	(8.64)	1,103	.90	.86
Year ended 3/31/2015	48.89	.40	.75	1.15	(.63)	—	(.63)	49.41	2.41	1,205	.89	.82
Year ended 3/31/2014	41.98	.66	6.69	7.35	(.44)	—	(.44)	48.89	17.52	1,187	.90	1.45
Year ended 3/31/2013	39.12	.55	2.99	3.54	(.68)	—	(.68)	41.98	9.12	999	.91	1.40
Year ended 3/31/2012	42.45	.61	(3.35)	(2.74)	(.59)	—	(.59)	39.12	(6.30)	928	.89	1.56
Class 529-B:
Year ended 3/31/2016	49.07	.02	(4.59)	(4.57)	(.13)	(.59)	(.72)	43.78	(9.36)	8	1.70	.04
Year ended 3/31/2015	48.39	.03	.73	.76	(.08)	—	(.08)	49.07	1.58	19	1.69	.06
Year ended 3/31/2014	41.51	.28	6.60	6.88	—	—	—	48.39	16.58	31	1.70	.62
Year ended 3/31/2013	38.61	.26	2.92	3.18	(.28)	—	(.28)	41.51	8.26	39	1.71	.68
Year ended 3/31/2012	41.77	.32	(3.29)	(2.97)	(.19)	—	(.19)	38.61	(7.05)	52	1.70	.83

30	EuroPacific Growth Fund

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 3/31/2016	$48.38	$.04	$(4.53)	$(4.49)	$(.40)	$(.59)	$(.99)	$42.90	(9.35)%	$335		1.68%		.08%
Year ended 3/31/2015	47.88	.02	.73	.75	(.25)	—	(.25)	48.38	1.62	374		1.67		.04
Year ended 3/31/2014	41.15	.29	6.54	6.83	(.10)	—	(.10)	47.88	16.57	378		1.68		.66
Year ended 3/31/2013	38.36	.24	2.93	3.17	(.38)	—	(.38)	41.15	8.29	329		1.70		.62
Year ended 3/31/2012	41.60	.29	(3.26)	(2.97)	(.27)	—	(.27)	38.36	(7.05)	321		1.68		.77
Class 529-E:
Year ended 3/31/2016	49.00	.29	(4.59)	(4.30)	(.66)	(.59)	(1.25)	43.45	(8.86)	57		1.14		.62
Year ended 3/31/2015	48.49	.27	.75	1.02	(.51)	—	(.51)	49.00	2.15	62		1.14		.57
Year ended 3/31/2014	41.65	.54	6.63	7.17	(.33)	—	(.33)	48.49	17.22	63		1.15		1.19
Year ended 3/31/2013	38.82	.44	2.97	3.41	(.58)	—	(.58)	41.65	8.86	53		1.17		1.14
Year ended 3/31/2012	42.11	.50	(3.32)	(2.82)	(.47)	—	(.47)	38.82	(6.58)	50		1.16		1.29
Class 529-F-1:
Year ended 3/31/2016	49.40	.50	(4.62)	(4.12)	(.88)	(.59)	(1.47)	43.81	(8.44)	90		.69		1.07
Year ended 3/31/2015	48.89	.51	.74	1.25	(.74)	—	(.74)	49.40	2.62	96		.67		1.04
Year ended 3/31/2014	41.97	.75	6.70	7.45	(.53)	—	(.53)	48.89	17.75	90		.68		1.65
Year ended 3/31/2013	39.11	.63	3.00	3.63	(.77)	—	(.77)	41.97	9.37	74		.70		1.60
Year ended 3/31/2012	42.45	.69	(3.36)	(2.67)	(.67)	—	(.67)	39.11	(6.09)	65		.68		1.78
Class R-1:
Year ended 3/31/2016	48.14	.07	(4.50)	(4.43)	(.43)	(.59)	(1.02)	42.69	(9.28)	248		1.61		.15
Year ended 3/31/2015	47.64	.06	.72	.78	(.28)	—	(.28)	48.14	1.67	285		1.59		.12
Year ended 3/31/2014	40.90	.33	6.50	6.83	(.09)	—	(.09)	47.64	16.70	299		1.61		.75
Year ended 3/31/2013	38.12	.27	2.90	3.17	(.39)	—	(.39)	40.90	8.36	288		1.61		.72
Year ended 3/31/2012	41.34	.32	(3.24)	(2.92)	(.30)	—	(.30)	38.12	(6.98)	300		1.61		.85
Class R-2:
Year ended 3/31/2016	48.49	.08	(4.53)	(4.45)	(.44)	(.59)	(1.03)	43.01	(9.25)	800		1.58		.18
Year ended 3/31/2015	47.96	.07	.73	.80	(.27)	—	(.27)	48.49	1.70	975		1.57		.15
Year ended 3/31/2014	41.20	.34	6.54	6.88	(.12)	—	(.12)	47.96	16.71	1,079		1.57		.76
Year ended 3/31/2013	38.39	.28	2.92	3.20	(.39)	—	(.39)	41.20	8.41	1,041		1.60		.74
Year ended 3/31/2012	41.60	.33	(3.26)	(2.93)	(.28)	—	(.28)	38.39	(7.00)	1,098		1.62		.87
Class R-2E:
Year ended 3/31/2016	49.67	.52	(4.89)	(4.37)	(.92)	(.59)	(1.51)	43.79	(8.89)	8		1.18		1.25
Period from 8/29/2014 to 3/31/2015[4,5]	50.08	.10	.27	.37	(.78)	—	(.78)	49.67	.82 [6]	—	[7]	1.26	[6]	.28	[6]
Class R-3:
Year ended 3/31/2016	48.93	.29	(4.59)	(4.30)	(.64)	(.59)	(1.23)	43.40	(8.87)	5,029		1.14		.62
Year ended 3/31/2015	48.40	.28	.74	1.02	(.49)	—	(.49)	48.93	2.16	6,482		1.13		.59
Year ended 3/31/2014	41.56	.54	6.62	7.16	(.32)	—	(.32)	48.40	17.24	7,219		1.14		1.20
Year ended 3/31/2013	38.73	.46	2.96	3.42	(.59)	—	(.59)	41.56	8.87	6,962		1.14		1.18
Year ended 3/31/2012	42.01	.51	(3.31)	(2.80)	(.48)	—	(.48)	38.73	(6.52)	6,922		1.14		1.32

See page 32 for footnotes.

EuroPacific Growth Fund	31

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-4:
Year ended 3/31/2016	$48.99	$.43	$(4.59)	$(4.16)	$(.79)	$(.59)	$(1.38)	$43.45	(8.58)%	$11,310		.85%		.92%
Year ended 3/31/2015	48.48	.42	.74	1.16	(.65)	—	(.65)	48.99	2.45	13,488		.84		.88
Year ended 3/31/2014	41.63	.67	6.64	7.31	(.46)	—	(.46)	48.48	17.57	14,394		.84		1.50
Year ended 3/31/2013	38.79	.57	2.98	3.55	(.71)	—	(.71)	41.63	9.20	12,961		.85		1.47
Year ended 3/31/2012	42.09	.62	(3.33)	(2.71)	(.59)	—	(.59)	38.79	(6.25)	12,490		.85		1.61
Class R-5E:
Period from 11/20/2015 to 3/31/2016[5,8]	48.16	.20	(2.65)	(2.45)	(.98)	(.59)	(1.57)	44.14	(5.19)[6]	—	[7]	.25	[6]	.46	[6]
Class R-5:
Year ended 3/31/2016	49.85	.58	(4.68)	(4.10)	(.94)	(.59)	(1.53)	44.22	(8.32)	9,285		.54		1.21
Year ended 3/31/2015	49.32	.59	.74	1.33	(.80)	—	(.80)	49.85	2.77	11,418		.53		1.19
Year ended 3/31/2014	42.33	.82	6.76	7.58	(.59)	—	(.59)	49.32	17.93	12,197		.54		1.79
Year ended 3/31/2013	39.43	.70	3.02	3.72	(.82)	—	(.82)	42.33	9.54	13,746		.55		1.78
Year ended 3/31/2012	42.78	.76	(3.40)	(2.64)	(.71)	—	(.71)	39.43	(5.99)	14,016		.55		1.93
Class R-6:
Year ended 3/31/2016	49.90	.60	(4.67)	(4.07)	(.97)	(.59)	(1.56)	44.27	(8.26)	41,539		.50		1.27
Year ended 3/31/2015	49.38	.60	.74	1.34	(.82)	—	(.82)	49.90	2.80	38,346		.49		1.20
Year ended 3/31/2014	42.38	.85	6.76	7.61	(.61)	—	(.61)	49.38	17.97	32,575		.49		1.85
Year ended 3/31/2013	39.48	.70	3.04	3.74	(.84)	—	(.84)	42.38	9.58	22,744		.50		1.76
Year ended 3/31/2012	42.85	.73	(3.36)	(2.63)	(.74)	—	(.74)	39.48	(5.94)	17,603		.50		1.88

	Year ended March 31
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	30%	28%	28%	27%	24%

[1]	Based on average shares outstanding.
[2]	For the year ended March 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .40 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Not annualized.
[7]	Amount less than $1 million.
[8]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

32	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

May 9, 2016

EuroPacific Growth Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2015, through March 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	EuroPacific Growth Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	10/1/2015	3/31/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,003.96	$4.26	.85%
Class A - assumed 5% return	1,000.00	1,020.75	4.29	.85
Class B - actual return	1,000.00	1,000.27	8.05	1.61
Class B - assumed 5% return	1,000.00	1,016.95	8.12	1.61
Class C - actual return	1,000.00	1,000.16	8.20	1.64
Class C - assumed 5% return	1,000.00	1,016.80	8.27	1.64
Class F-1 - actual return	1,000.00	1,004.14	4.36	.87
Class F-1 - assumed 5% return	1,000.00	1,020.65	4.39	.87
Class F-2 - actual return	1,000.00	1,005.46	3.01	.60
Class F-2 - assumed 5% return	1,000.00	1,022.00	3.03	.60
Class 529-A - actual return	1,000.00	1,003.74	4.61	.92
Class 529-A - assumed 5% return	1,000.00	1,020.40	4.65	.92
Class 529-B - actual return	1,000.00	999.67	8.75	1.75
Class 529-B - assumed 5% return	1,000.00	1,016.25	8.82	1.75
Class 529-C - actual return	1,000.00	999.96	8.55	1.71
Class 529-C - assumed 5% return	1,000.00	1,016.45	8.62	1.71
Class 529-E - actual return	1,000.00	1,002.61	5.81	1.16
Class 529-E - assumed 5% return	1,000.00	1,019.20	5.86	1.16
Class 529-F-1 - actual return	1,000.00	1,004.87	3.56	.71
Class 529-F-1 - assumed 5% return	1,000.00	1,021.45	3.59	.71
Class R-1 - actual return	1,000.00	1,000.35	8.10	1.62
Class R-1 - assumed 5% return	1,000.00	1,016.90	8.17	1.62
Class R-2 - actual return	1,000.00	1,000.24	8.10	1.62
Class R-2 - assumed 5% return	1,000.00	1,016.90	8.17	1.62
Class R-2E - actual return	1,000.00	1,002.27	5.96	1.19
Class R-2E - assumed 5% return	1,000.00	1,019.05	6.01	1.19
Class R-3 - actual return	1,000.00	1,002.50	5.76	1.15
Class R-3 - assumed 5% return	1,000.00	1,019.25	5.81	1.15
Class R-4 - actual return	1,000.00	1,004.22	4.26	.85
Class R-4 - assumed 5% return	1,000.00	1,020.75	4.29	.85
Class R-5E - actual return†	1,000.00	948.08	2.46	.70
Class R-5E - assumed 5% return†	1,000.00	1,021.50	3.54	.70
Class R-5 - actual return	1,000.00	1,005.56	2.76	.55
Class R-5 - assumed 5% return	1,000.00	1,022.25	2.78	.55
Class R-6 - actual return	1,000.00	1,005.86	2.51	.50
Class R-6 - assumed 5% return	1,000.00	1,022.50	2.53	.50

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 183 days.

EuroPacific Growth Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2016:

Foreign taxes	$0.05 per share
Foreign source income	$0.84 per share
Long-term capital gains	$1,564,325,000
Qualified dividend income	$2,223,972,000
Corporate dividends received deduction	$2,677,000
U.S. government income that may be exempt from state taxation	$9,169,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

36	EuroPacific Growth Fund

Approval of Investment Advisory and Service Agreement

The EuroPacific Growth Fund board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through May 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper International Funds Index, the MSCI ACWI (All Country World Index) ex USA and the MSCI EAFE Index. They noted that the investment results of the fund generally compared favorably to the results of the indexes for the lifetime period, 20-year period, 10-year period and five-year period. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper International Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

EuroPacific Growth Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	EuroPacific Growth Fund

Board of trustees and other officers

Independent trustees1

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex overseen	Other directorships[4]
Name and year of birth	of the fund[2]	Principal occupation(s) during past five years	by trustee[3]	held by trustee
Elisabeth Allison, 1946	1991	Trustee and Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None
Vanessa C. L. Chang, 1952	2005	Director, EL & EL Investments (real estate)	16	Edison International; Sykes Enterprises; Transocean Ltd.
Nicholas Donatiello, Jr., 1960 Chairman of the Board (Independent and Non-Executive)	2008	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William H. Kling, 1942	1987	President Emeritus and former CEO, American Public Media	10	None
Martin Koehler, 1957	2015	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Delton AG; Deutsche Lufthansa AG
William I. Miller, 1956	1992	President, The Wallace Foundation; Chairman of the Board, Irwin Management Company	3	Cummins, Inc.
Alessandro Ovi, 1944	2002	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005-2008); former Special Advisor to the President of the European Commission (2001–2005)	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; Vice Chair, World Economic Forum; Executive Director, United Nations World Food Program	3	None

Koicho Itoh, a trustee of the fund since 1994, retired on December 31, 2015. The trustees thank Mr. Itoh for his dedication and service to the fund.

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Vice Chairman of the Board and President	2003	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International Asset Management (Canada), Inc.[7]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

EuroPacific Growth Fund	39

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Mark E. Denning, 1957 Executive Vice President	1994	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[7] Partner — Capital Research Global Investors, Capital International, Inc.[7]
Jonathan Knowles, PhD, 1961 Senior Vice President	2012	Partner — Capital World Investors, Capital International, Inc.;[7] Director, The Capital Group Companies, Inc.[7]
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Michael J. Downer, 1955 Vice President	2004	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company[7]
Nicholas J. Grace, 1966 Vice President	2004	Partner — Capital World Investors, Capital Research Company[7]
Leo Hee, 1971 Vice President	2015	Partner — Capital World Investors, Capital International, Inc.[7]
Jesper Lyckeus, 1967 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Lara Pellini, 1975 Vice President	2015	Partner — Capital World Investors, Capital Research Company[7]
Joerg Sponer, 1972 Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[7]
Christopher Thomsen, 1970 Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Kimberley H. Monasterio, 1963 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed, with the exception of Leo Hee, Lara Pellini and Joerg Sponer, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

40	EuroPacific Growth Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1200

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete March 31, 2016, portfolio of EuroPacific Growth Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$125,000
2016	$132,000

b) Audit-Related Fees:
2015	$38,000
2016	$40,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$34,000
2016	$40,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,027,000
2016	$1,123,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,538,000 for fiscal year 2015 and $1,334,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

EuroPacific Growth Fund®
Investment portfolio
March 31, 2016
Common stocks 87.23% Financials 16.32%	Shares	Value (000)
HDFC Bank Ltd.[1]	98,038,464	$1,856,563
HDFC Bank Ltd. (ADR)	8,898,800	548,433
Prudential PLC	106,420,984	1,988,541
AIA Group Ltd.	337,574,600	1,912,561
Barclays PLC	699,672,948	1,507,358
Housing Development Finance Corp. Ltd.	67,019,404	1,118,904
Fairfax Financial Holdings Ltd.	873,091	488,931
Fairfax Financial Holdings Ltd. (CAD denominated)	802,378	449,189
Kotak Mahindra Bank Ltd.	90,708,514	932,323
Cheung Kong Property Holdings Ltd.	114,710,368	738,626
Société Générale	18,380,372	679,320
ORIX Corp.	41,501,700	592,039
AXA SA	21,120,241	497,237
ICICI Bank Ltd.	130,051,772	464,748
Sun Hung Kai Properties Ltd.	33,988,694	415,584
Bank of Ireland[2]	1,318,688,553	382,637
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	79,669,500	340,778
Credit Suisse Group AG	21,426,907	303,281
Ayala Land, Inc.	338,868,700	259,423
Ayala Land, Inc., preference shares[1,2]	481,283,600	1,045
Indiabulls Housing Finance Ltd.[3]	26,207,577	257,198
Toronto-Dominion Bank (CAD denominated)	5,765,000	248,844
Hana Financial Group Inc.	11,270,630	244,414
Daiwa House Industry Co., Ltd.	8,550,000	240,520
UBS Group AG	13,529,026	217,945
Brookfield Asset Management Inc., Class A	6,247,000	217,333
St. James’s Place PLC	16,268,584	214,614
Henderson Land Development Co. Ltd.	30,832,438	189,390
Itaú Unibanco Holding SA, preferred nominative (ADR)	21,845,000	187,649
Siam Commercial Bank PCL	43,761,040	175,392
Commerzbank AG, non-registered shares[2]	19,383,110	168,530
Metropolitan Bank & Trust Co.	84,220,000	150,808
Axis Bank Ltd.	21,393,890	143,487
Aberdeen Asset Management PLC	35,625,042	141,936
Resona Holdings, Inc.	39,350,000	140,415
Deutsche Bank AG	8,238,889	140,157
UniCredit SpA	37,802,730	136,360
BNP Paribas SA	2,613,981	131,560
Industrial and Commercial Bank of China Ltd., Class H	208,300,000	116,537
Sberbank of Russia (ADR)	15,630,000	108,785
Svenska Handelsbanken AB, Class A	8,270,000	105,231
Eurobank Ergasias SA2	106,208,228	94,145
China Overseas Land & Investment Ltd.	25,650,000	81,176
Tokio Marine Holdings, Inc.	2,180,500	73,623
Standard Chartered PLC	4,860,000	32,985
Standard Chartered PLC (HKD denominated)	4,885,857	32,405
RSA Insurance Group PLC	9,457,706	64,617
EuroPacific Growth Fund — Page 1 of 9

Common stocks Financials (continued)	Shares	Value (000)
Bancolombia SA (ADR)	1,530,000	$52,295
Bankia, SA	54,719,203	51,680
Shinsei Bank, Ltd.	38,280,000	49,999
Investment AB Kinnevik, Class B	1,648,633	46,769
Bank of the Philippine Islands	19,308,950	36,483
Banco Santander, SA	7,988,447	35,215
Banca Monte dei Paschi di Siena SPA[2]	49,384,445	28,266
		19,834,284
Information technology 13.46%
Taiwan Semiconductor Manufacturing Co., Ltd.	354,750,649	1,785,658
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,962,723	156,223
Baidu, Inc., Class A (ADR)[2]	10,132,265	1,934,047
Alibaba Group Holding Ltd. (ADR)[2]	23,348,032	1,845,195
Nintendo Co., Ltd.[3]	11,325,300	1,610,065
Tencent Holdings Ltd.	74,270,800	1,516,561
ASML Holding NV	13,226,411	1,343,694
Murata Manufacturing Co., Ltd.	8,796,326	1,060,608
Naver Corp.[3]	1,670,228	930,339
Infineon Technologies AG	52,368,143	745,169
ARM Holdings PLC	44,151,700	643,007
Tech Mahindra Ltd.[3]	61,831,716	443,459
Samsung Electronics Co., Ltd.	281,760	323,251
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	47,238
AAC Technologies Holdings Inc.	42,913,500	328,046
Tata Consultancy Services Ltd.	7,966,000	303,170
TDK Corp.	4,143,000	230,075
Hexagon AB, Class B	5,037,949	196,100
Yandex NV, Class A2	12,712,200	194,751
MediaTek Inc.	21,598,000	165,756
Gemalto NV	1,786,680	132,088
Halma PLC	8,955,157	117,236
Keyence Corp.	169,500	92,457
LG Display Co., Ltd.	3,543,269	82,416
Samsung SDI Co., Ltd.	868,326	75,170
ASM Pacific Technology Ltd.	8,247,000	64,744
		16,366,523
Consumer discretionary 13.05%
Altice NV, Class A2,3	42,421,231	755,926
Altice NV, Class B2,3	16,341,536	294,452
Toyota Motor Corp.	19,345,800	1,023,113
Sony Corp.	36,864,000	947,599
Naspers Ltd., Class N	6,732,132	939,797
Ctrip.com International, Ltd. (ADR)[2]	18,068,000	799,690
Paddy Power Betfair PLC[3]	4,436,476	618,917
adidas AG	5,189,929	608,279
Liberty Global PLC, Class C2	8,508,070	319,563
Liberty Global PLC, Class A2	7,194,500	276,988
Industria de Diseño Textil, SA	15,554,000	523,268
Hyundai Motor Co.	3,674,447	489,991
Hyundai Mobis Co., Ltd.	2,209,936	481,177
Rakuten, Inc.	48,161,700	464,521
Mahindra & Mahindra Ltd.	25,190,000	460,531
Steinhoff International Holdings NV	65,712,332	431,072
EuroPacific Growth Fund — Page 2 of 9

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Barratt Developments PLC[3]	53,444,467	$430,238
Sands China Ltd.	102,377,200	417,039
Galaxy Entertainment Group Ltd.	109,270,000	409,903
Suzuki Motor Corp.	15,180,000	406,122
Kering SA	2,054,100	367,199
Numericable-SFR, non-registered shares	6,510,346	274,027
Kroton Educacional SA, ordinary nominative[3]	84,909,100	271,093
Renault SA	2,573,519	255,709
H & M Hennes & Mauritz AB, Class B	7,370,003	245,750
Publicis Groupe SA	3,485,000	244,716
B&M European Value Retail SA3	63,424,531	241,762
Schibsted ASA, Class B2	5,107,283	141,404
Schibsted ASA, Class A	2,882,283	84,260
Li & Fung Ltd.	350,533,000	207,409
LVMH Moet Hennessy Vuitton SE	1,169,700	200,316
Maruti Suzuki India Ltd.	3,500,000	196,414
Nokian Renkaat Oyj	5,150,245	181,792
Burberry Group PLC	8,922,000	174,914
Techtronic Industries Co. Ltd.	43,815,000	173,117
ASOS PLC[2]	3,534,605	164,989
Carnival PLC	2,580,000	139,031
Melco Crown Entertainment Ltd. (ADR)	8,414,000	138,915
Cie. Générale des Établissements Michelin	1,291,975	132,210
Mr Price Group Ltd.	10,345,345	124,330
Sports Direct International PLC[2]	19,276,154	104,678
Accor SA	2,116,041	89,668
TOD’S SpA	1,224,376	87,215
Kingfisher PLC	15,689,000	84,883
JD.com, Inc., Class A (ADR)[2]	3,073,800	81,456
Tata Motors Ltd.[2]	13,319,757	77,759
Global Brands Group Holding Ltd.[2,3]	543,368,100	65,843
Astra International Tbk PT	118,550,000	64,818
Whitbread PLC	1,044,225	59,391
Volkswagen AG, nonvoting preferred	268,085	34,120
Liberty Global PLC LiLAC, Class C2	329,003	12,463
Liberty Global PLC LiLAC, Class A2	216,675	7,596
Hermès International	47,805	16,833
HUGO BOSS AG	151,634	9,945
Wynn Macau, Ltd.[2]	5,987,200	9,262
Ferrari NV2	78,157	3,246
		15,866,719
Health care 11.06%
Novo Nordisk A/S, Class B	96,247,991	5,220,628
Novartis AG	32,741,832	2,373,361
Bayer AG	11,408,566	1,341,021
UCB SA3	12,642,824	967,333
Sysmex Corp.[3]	11,336,974	709,159
Grifols, SA, Class A, non-registered shares	12,687,000	282,523
Grifols, SA, Class B, preferred nonvoting, non-registered shares	11,254,100	174,098
Grifols, SA, Class B (ADR)	3,541,478	54,787
Roche Holding AG, non-registered shares, non-voting	1,833,000	451,220
Takeda Pharmaceutical Co. Ltd.	9,041,000	412,587
Sanofi	5,088,500	410,294
Teva Pharmaceutical Industries Ltd. (ADR)	4,229,000	226,294
EuroPacific Growth Fund — Page 3 of 9

Common stocks Health care (continued)	Shares	Value (000)
Fresenius SE & Co. KGaA	2,032,800	$148,526
Astellas Pharma Inc.	10,748,000	142,915
Merck KGaA	1,645,500	137,267
AstraZeneca PLC	2,408,000	134,967
Sonova Holding AG	1,030,000	131,542
Chugai Pharmaceutical Co., Ltd.	4,024,000	124,605
		13,443,127
Industrials 8.36%
Airbus Group SE, non-registered shares	19,781,000	1,313,389
International Consolidated Airlines Group, SA (CDI)[3]	156,533,816	1,244,388
Ryanair Holdings PLC (ADR)	9,372,994	804,390
Rolls-Royce Holdings PLC[2]	54,993,000	538,669
Jardine Matheson Holdings Ltd.	8,328,700	475,402
Nidec Corp.	6,825,000	467,007
Babcock International Group PLC[3]	32,759,478	446,747
Recruit Holdings Co., Ltd.	12,713,100	388,018
Toshiba Corp.[2]	174,569,000	339,692
ASSA ABLOY AB, Class B	14,374,000	283,647
KONE Oyj, Class B	5,716,000	275,520
CK Hutchison Holdings Ltd.	20,691,784	268,605
Geberit AG	612,000	228,685
easyJet PLC	10,363,000	226,086
Finmeccanica SpA[2]	17,228,136	218,583
Wolseley PLC	3,796,904	214,806
SECOM Co., Ltd.	2,875,000	213,712
Randstad Holding NV	3,844,000	213,062
SMC Corp.	907,000	210,662
Groupe Eurotunnel SE	16,741,248	187,641
Bureau Veritas SA	8,354,000	186,080
Edenred SA	8,850,000	171,902
VINCI SA	2,272,800	169,320
Safran SA	2,327,741	162,844
Deutsche Post AG	5,023,000	139,577
Adecco SA	2,120,000	138,129
Meggitt PLC	22,979,800	134,197
Komatsu Ltd.	6,258,000	106,538
Abertis Infraestructuras, SA, Class A	5,850,090	96,191
Air France-KLM[2]	9,233,795	87,861
SGS SA	38,834	82,066
Alliance Global Group, Inc.	150,350,000	53,877
China State Construction International Holdings Ltd.	17,063,000	25,427
Andritz AG	455,196	24,995
ALFA, SAB de CV, Class A, ordinary participation certificates	10,850,000	21,785
		10,159,500
Consumer staples 7.82%
Associated British Foods PLC[3]	40,015,838	1,924,762
British American Tobacco PLC	28,990,999	1,703,007
Nestlé SA	12,703,799	949,267
Pernod Ricard SA	7,516,213	838,164
Kao Corp.	13,562,800	723,422
Seven & i Holdings Co., Ltd.	14,788,700	629,681
Alimentation Couche-Tard Inc., Class B	14,144,700	629,500
AMOREPACIFIC Corp.	1,378,000	465,720
EuroPacific Growth Fund — Page 4 of 9

Common stocks Consumer staples (continued)	Shares	Value (000)
Japan Tobacco Inc.	11,161,000	$465,104
SABMiller PLC	3,063,000	187,231
Hypermarcas SA, ordinary nominative[2]	16,515,000	129,157
Thai Beverage PCL	230,295,000	122,166
Treasury Wine Estates Ltd.	15,969,734	118,009
Tesco PLC[2]	32,813,747	90,393
Reckitt Benckiser Group PLC	787,000	76,071
Coca-Cola HBC AG (CDI)	3,562,746	75,732
Shiseido Co., Ltd.	3,342,976	74,615
Ajinomoto Co., Inc.	2,846,000	64,218
President Chain Store Corp.	8,488,000	61,846
Magnit PJSC (GDR)	1,470,000	58,726
Wal-Mart de México, SAB de CV, Series V	23,950,336	56,836
Indofood Sukses Makmur Tbk PT	87,140,000	47,480
Glanbia PLC	1,041,366	21,258
		9,512,365
Materials 3.81%
Chr. Hansen Holding A/S3	8,743,000	586,917
HeidelbergCement AG	6,278,510	537,609
ArcelorMittal	116,251,197	525,822
Glencore PLC	209,631,838	473,605
Syngenta AG	891,101	370,694
Koninklijke DSM NV	5,732,619	315,296
Amcor Ltd.	25,429,000	279,719
Rio Tinto PLC	9,308,000	261,423
Klabin SA, units	46,825,000	252,249
Fortescue Metals Group Ltd.	124,055,000	242,491
Grasim Industries Ltd. (GDR)[1]	1,915,953	115,606
Grasim Industries Ltd.[1]	1,727,954	104,263
First Quantum Minerals Ltd.[3]	38,070,001	200,499
Akzo Nobel NV	1,091,000	74,363
BASF SE	824,000	62,165
CRH PLC	2,061,000	58,232
Givaudan SA	29,332	57,532
LG Chem, Ltd.	130,212	37,290
Arkema SA	461,213	34,627
Wacker Chemie AG	340,500	29,966
Linde AG	37,338	5,440
		4,625,808
Energy 3.58%
Reliance Industries Ltd.	48,470,015	765,010
Enbridge Inc. (CAD denominated)	15,132,902	589,120
Schlumberger Ltd.	7,748,000	571,415
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	70,591,703	412,255
Petróleo Brasileiro SA (Petrobras), preferred nominative[2]	1,107,800	2,573
Royal Dutch Shell PLC, Class A (GBP denominated)	13,162,634	318,357
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	48,450
Royal Dutch Shell PLC, Class A (EUR denominated)	725,648	17,621
TOTAL SA	8,299,264	378,316
Tourmaline Oil Corp.[2,3]	14,417,000	305,268
Oil Search Ltd.	48,335,452	250,468
Canadian Natural Resources, Ltd.	9,230,500	249,677
Tullow Oil PLC[2,3]	59,145,000	167,261
EuroPacific Growth Fund — Page 5 of 9

Common stocks Energy (continued)	Shares	Value (000)
Weatherford International PLC[2]	14,289,700	$111,174
Suncor Energy Inc.	2,437,000	67,870
BP PLC	11,950,790	60,101
Eni SpA	2,843,000	43,026
		4,357,962
Telecommunication services 2.95%
SoftBank Group Corp.	27,677,906	1,319,647
China Mobile Ltd.	70,960,500	790,803
KDDI Corp.	12,496,500	333,773
BT Group PLC	32,675,000	206,724
TeliaSonera AB	25,400,000	131,939
Idea Cellular Ltd.	78,737,011	131,025
China Unicom (Hong Kong) Ltd.	90,772,000	119,823
Intouch Holdings PCL	43,035,429	77,985
Intouch Holdings PCL, nonvoting depository receipts	16,634,571	30,144
MTN Group Ltd.	10,384,984	95,101
Bharti Airtel Ltd.	16,800,000	88,994
Vodafone Group PLC	26,000,000	82,602
TalkTalk Telecom Group PLC	20,421,000	69,541
TDC A/S	12,810,000	62,695
Reliance Communications Ltd.[2]	56,198,451	42,432
		3,583,228
Utilities 2.46%
Enel SPA	129,350,000	573,736
Cheung Kong Infrastructure Holdings Ltd.	56,889,000	556,251
Power Assets Holdings Ltd.	48,296,500	494,025
Power Grid Corp. of India Ltd.	201,486,542	423,221
ENN Energy Holdings Ltd.	53,035,000	290,903
China Gas Holdings Ltd.	160,586,000	236,821
SSE PLC	9,499,061	203,554
National Grid PLC	7,835,000	111,090
China Resources Gas Group Ltd.	26,500,000	75,667
EDP - Energias de Portugal, SA	7,608,637	27,065
PT Perusahaan Gas Negara (Persero) Tbk	2,531,700	499
		2,992,832
Miscellaneous 4.36%
Other common stocks in initial period of acquisition		5,300,759
Total common stocks (cost: $83,250,198,000)		106,043,107
Bonds, notes & other debt instruments 0.57% U.S. Treasury bonds & notes 0.37% U.S. Treasury 0.37%	Principal amount (000)
U.S. Treasury 0.50% 2016	$122,000	122,062
U.S. Treasury 1.50% 2016[4]	155,000	155,473
U.S. Treasury 1.75% 2016	172,000	172,423
Total U.S. Treasury bonds & notes		449,958
EuroPacific Growth Fund — Page 6 of 9

Bonds, notes & other debt instruments Corporate bonds & notes 0.20% Materials 0.20%	Principal amount (000)	Value (000)
FMG Resources 9.75% 2022[5]	$246,420	$247,036
Total corporate bonds, notes & loans		247,036
Total bonds, notes & other debt instruments (cost: $691,029,000)		696,994
Short-term securities 12.06%
Abbott Laboratories 0.45% due 4/4/2016[5]	50,000	49,999
American Honda Finance Corp. 0.37%–0.50% due 4/7/2016–4/18/2016	89,000	88,989
Apple Inc. 0.44% due 4/19/2016[5]	100,000	99,982
Australia & New Zealand Banking Group, Ltd. 0.54%–0.56% due 4/19/2016–5/3/2016[5]	100,000	99,968
Bank of Montreal 0.56%–0.85% due 6/16/2016–9/7/2016	75,400	75,427
Bank of Nova Scotia 0.85% due 8/25/2016–9/1/2016[5]	125,000	124,632
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.41%–0.68% due 4/8/2016–5/19/2016	250,000	249,923
BASF AG 0.61%–0.65% due 5/20/2016–6/27/2016[5]	70,000	69,942
BNP Paribas Finance Inc. 0.40% due 4/18/2016	50,000	49,991
British Columbia (Province of) 0.55%–0.57% due 7/12/2016–7/15/2016	151,000	150,804
Canada Bill 0.40% due 5/25/2016	48,300	48,273
Canada Bill(s) 0.48% due 6/1/2016	25,000	24,984
Chariot Funding, LLC 0.85%–0.95% due 7/5/2016–11/10/2016[5]	98,500	98,126
Chevron Corp. 0.40%–0.48% due 4/8/2016–5/12/2016[5]	140,000	139,966
Ciesco LLC 0.57%–0.81% due 5/23/2016–8/1/2016	70,000	69,876
Citibank, N.A. 0.58%–0.63% due 5/11/2016–6/13/2016	100,000	100,020
Commonwealth Bank of Australia 0.81% due 8/25/2016[5]	75,000	74,798
Electricité de France 0.60% due 4/25/2016[5]	50,000	49,993
Emerson Electric Co. 0.50% due 4/4/2016[5]	50,000	49,999
European Investment Bank 0.53% due 5/12/2016	51,300	51,277
Export Development Canada 0.49%–0.63% due 5/26/2016–8/17/2016	269,500	269,127
ExxonMobil Corp. 0.44% due 4/7/2016	33,350	33,348
Fannie Mae 0.22%–0.60% due 4/6/2016–1/3/2017	675,000	674,168
Federal Farm Credit Banks 0.26%–0.64% due 4/11/2016–12/5/2016	217,700	217,496
Federal Home Loan Bank 0.19%–0.62% due 4/1/2016–1/26/2017	5,399,777	5,396,770
Freddie Mac 0.36%–0.60% due 4/13/2016–1/5/2017	1,254,900	1,253,706
GlaxoSmithKline Finance PLC 0.43%–0.51% due 5/17/2016–6/16/2016[5]	80,000	79,944
Hydro-Québec 0.46% due 5/10/2016[5]	50,000	49,979
International Bank for Reconstruction and Development 0.41% due 4/13/2016	75,000	74,995
John Deere Canada ULC 0.39% due 4/18/2016[5]	42,000	41,993
John Deere Financial Inc. 0.40% due 4/22/2016[5]	24,300	24,295
KfW 0.52%–0.57% due 5/16/2016–7/1/2016[5]	188,600	188,450
Microsoft Corp. 0.43% due 6/1/2016[5]	50,000	49,965
Mizuho Bank, Ltd. 0.40%–0.75% due 4/18/2016–7/19/2016[5]	371,200	370,832
Nestlé Capital Corp. 0.57% due 7/6/2016[5]	50,000	49,922
Nestlé Finance International Ltd. 0.53%–0.60% due 6/9/2016–7/18/2016	100,000	99,863
Nordea Bank AB 0.61%–0.79% due 6/2/2016–8/23/2016[5]	200,000	199,710
Old Line Funding, LLC 0.56%–0.73% due 4/12/2016–7/19/2016[5]	150,400	150,296
PepsiCo Inc. 0.34%–0.39% due 4/4/2016–4/15/2016[5]	78,000	77,994
Pfizer Inc 0.48%–0.51% due 5/2/2016–5/24/2016[5]	135,000	134,940
Private Export Funding Corp. 0.53% due 4/27/2016–5/4/2016[5]	124,000	123,957
Province of Ontario 0.50%–0.51% due 5/26/2016–6/7/2016	100,000	99,931
Qualcomm Inc. 0.45%–0.49% due 4/12/2016–5/4/2016[5]	150,000	149,972
Québec (Province of) 0.39% due 4/6/2016[5]	50,000	49,997
Rabobank Nederland NV 0.64%–0.67% due 5/3/2016–7/18/2016	182,600	182,385
Reckitt Benckiser Treasury Services PLC 0.80% due 9/7/2016[5]	42,400	42,276
Roche Holdings, Inc. 0.41%–0.48% due 5/3/2016–5/10/2016[5]	70,000	69,975
EuroPacific Growth Fund — Page 7 of 9

Short-term securities	Principal amount (000)	Value (000)
Scotiabank Inc. 0.40%–0.57% due 4/21/2016–5/16/2016[5]	$147,000	$146,952
Siemens Capital Co. LLC 0.48% due 6/20/2016[5]	21,600	21,577
Société Générale 0.49% due 4/18/2016[5]	50,000	49,994
Sumitomo Mitsui Banking Corp. 0.46%–0.68% due 4/4/2016–5/25/2016[5]	226,500	226,407
Svenska Handelsbanken Inc. 0.55%–0.72% due 5/9/2016–8/9/2016[5]	175,000	174,755
Thunder Bay Funding, LLC 0.71% due 7/19/2016[5]	40,000	39,920
Toronto-Dominion Holdings USA Inc. 0.40%–0.93% due 4/1/2016–9/22/2016[5]	255,200	255,005
Total Capital Canada Ltd. 0.55%–0.58% due 4/25/2016–5/2/2016[5]	100,000	99,972
Toyota Motor Credit Corp. 0.53%–0.80% due 5/5/2016–7/5/2016	189,300	189,156
U.S. Treasury Bills 0.32%–0.55% due 5/19/2016–9/1/2016	924,200	923,395
Victory Receivables Corp. 0.50% due 5/2/2016[5]	40,000	39,984
Wal-Mart Stores, Inc. 0.45% due 4/25/2016[5]	85,000	84,981
Walt Disney Co. 0.48% due 5/27/2016[5]	50,000	49,966
Wells Fargo Bank, N.A. 0.82%–0.84% due 7/7/2016–8/16/2016	150,000	150,044
Westpac Banking Corp. 0.78%–0.90% due 8/5/2016–10/17/2016[5]	280,000	279,110
Total short-term securities (cost: $14,651,003,000)		14,654,473
Total investment securities 99.86% (cost: $98,592,230,000)		121,394,574
Other assets less liabilities 0.14%		169,755
Net assets 100.00%		$121,564,329
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $3,201,896,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 3/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	5/27/2016	UBS AG	$14,913	A$19,650	$(109)
British pounds	4/5/2016	Barclays Bank PLC	$198,640	£142,700	(6,316)
British pounds	4/7/2016	JPMorgan Chase	$215,280	£153,467	(5,142)
British pounds	4/11/2016	UBS AG	$222,348	£160,279	(7,860)
British pounds	4/13/2016	JPMorgan Chase	$85,795	£59,000	1,053
British pounds	4/13/2016	Citibank	$577,321	£407,659	(8,203)
British pounds	4/18/2016	Bank of America, N.A.	$242,973	£171,695	(3,637)
British pounds	4/18/2016	UBS AG	$308,511	£217,850	(4,394)
Euros	4/8/2016	HSBC Bank	$89,479	€82,974	(4,960)
Euros	4/13/2016	Bank of America, N.A.	$103,012	€94,400	(4,448)
Euros	4/15/2016	HSBC Bank	$44,606	€41,021	(2,093)
Euros	4/25/2016	Bank of America, N.A.	$85,508	€77,108	(2,299)
Euros	6/8/2016	JPMorgan Chase	$121,960	€110,600	(4,166)
Japanese yen	4/13/2016	JPMorgan Chase	$43,221	¥4,900,000	(336)
Japanese yen	4/14/2016	Barclays Bank PLC	$515,818	¥58,183,000	(1,397)
Japanese yen	4/18/2016	Bank of America, N.A.	$22,809	¥2,594,900	(261)
Japanese yen	4/18/2016	Bank of America, N.A.	$105,668	¥12,025,000	(1,240)
EuroPacific Growth Fund — Page 8 of 9

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 3/31/2016 (000)
			Receive (000)	Deliver (000)
Japanese yen	4/28/2016	JPMorgan Chase	$5,858	¥664,700	$(53)
Thai baht	5/9/2016	JPMorgan Chase	$28,297	THB1,008,430	(341)
					$(56,202)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,077,477,000, which represented 1.71% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $50,423,000, which represented .04% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,427,561,000, which represented 3.64% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
A$ = Australian dollars
CAD = Canadian dollars
EUR/€ = Euros
GBP/£ = British pounds
HKD = Hong Kong dollars
¥ = Japanese yen
THB = Thai baht
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-016-0516O-S49208	EuroPacific Growth Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary schedule of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of March 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

May 9, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: May 31, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2016